Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Fresh Choice, Inc                              | Case No. 04-54318 (ASW)
       485 Cochrane Circle                            |          --------------
       Morgan Hill, CA 95037                          |
                                                      | CHAPTER 11
                                                      | MONTHLY OPERATING REPORT
                                                      | (GENERAL BUSINESS CASE)
-------------------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED: 06/12/05 (1)                          PETITION DATE: 07/12/04
                  ------------                                        ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1
                         --

                                                        End of Current   End of Prior  As of Petition
2.   Asset and Liability Structure                          Month           Month          Filing
                                                            -----           -----          ------
     a. Current Assets                                  $  3,494,921    $  3,785,710
                                                        -------------   -------------
     b. Total Assets                                    $ 17,745,243    $ 18,392,119    $ 22,899,629
                                                        -------------   -------------   -------------
     c. Current Liabilities                             $  6,619,851    $  6,514,051
                                                        -------------   -------------
     d. Total Liabilities                               $ 19,161,008    $ 19,412,638    $ 19,707,707
                                                        -------------   -------------   -------------
                                                                                          Cumulative
3.   Statement of Cash Receipts & Disbursements         Current Month    Prior Month     Case to Date
                                                        -------------   -------------   -------------
     a. Total Receipts                                  $  5,986,990    $  6,310,784    $ 65,743,560
                                                        -------------   -------------   -------------
     b. Total Disbursements                             $  5,215,222    $  6,979,869    $ 64,627,348
                                                        -------------   -------------   -------------
     c. Excess (Deficiency) of Receipts Over
         Disbursements (a - b)                          $    771,768    $   (669,085)   $  1,116,213
                                                        -------------   -------------   -------------
     e. Cash Balance Beginning of Month                 $  1,668,920    $  2,338,005
                                                        -------------   -------------
     f. Cash Balance End of Month (c + d)               $  2,440,688    $  1,668,920
                                                        -------------   -------------
                                                                                          Cumulative
                                                        Current Month    Prior Month     Case to Date
                                                        -------------   -------------   -------------
4.   Profit/(Loss) from the Statement of Operations     $   (395,246)   $    160,710    $ (8,112,256)
                                                        -------------   -------------   -------------
5.   Account Receivables (Pre and Post Petition)        $     93,880    $     89,015
                                                        -------------   -------------
6.   Post-Petition Liabilities                          $  8,177,439    $  8,158,481
                                                        -------------   -------------
7.   Past Due Post-Petition Account Payables (over 30
      days)                                             $          -    $          -
                                                        -------------   -------------
At the end of this reporting month:                                                         Yes          No
                                                                                            ---          --
8.   Have any payments been made on pre-petition debt, other than payments in the normal     X
     course to secured creditors or lessors? (if yes, attach listing including date of   ----------  ----------
     payment, amount of payment and name of payee) (see note 2)
9.   Have any payments been made to professionals? (if yes, attach listing including         X
     date of payment, amount of payment and name of payee)                               ----------  ----------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?           X
                                                                                         ----------  ----------
11.  Have any payments been made to officers, insiders, shareholders, relatives?             X
     (if yes, attach listing including date of payment, amount and reason for payment,   ----------  ----------
     and name of payee)
12.  Is the estate insured for replacement cost of assets and for general liability?         X
                                                                                         ----------  ----------
13.  Are a plan and disclosure statement on file?                                                         X
                                                                                         ----------  ----------
14.  Was there any post-petition borrowing during this reporting period?                                  X
                                                                                         ----------  ----------
15.  Check if paid: Post-petition taxes X  ;      U.S. Trustee Quarterly Fees     X
                                       ---                                       ---
     Check if filing is current for: Post-petition tax reporting and tax returns  X
                                                                                 ---
     (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid, or tax return filings are not current.)

Notes:
(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from November 29, 2004 through December 26, 2004. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 06/27/05                                           /s/ David Pertl
     ----------                                          -----------------------
                                                         David Pertl


                 STATEMENT OF OPERATIONS (General Business Case)
                     For the Month Ended       6/12/05
                                               -------
              Current Month
-----------------------------------------                                              Cumulative      Next Month
   Actual        Forecast       Variance                                              Case to Date      Forecast
   ------        --------       --------                                              ------------      --------
                                                 Revenues:
$ 4,335,208    $ 4,411,595    $  (76,387)       1 Gross Sales                         $ 57,389,589    $ 4,513,137
------------   ------------   -----------                                             -------------   ------------
                              $        -        2 less: Sales Returns & Allowances
------------   ------------   -----------                                             -------------   ------------
$ 4,335,208    $ 4,411,595    $  (76,387)       3 Net Sales                           $ 57,389,589    $ 4,513,137
------------   ------------   -----------                                             -------------   ------------
$ 2,474,097    $ 2,527,723    $   53,626        4 less: Cost of Goods Sold (Note 1)   $ 33,618,648    $ 2,487,930
------------   ------------   -----------         (Schedule 'B')                      -------------   ------------
$ 1,861,111    $ 1,883,872    $  (22,761)       5 Gross Profit                        $ 23,770,941    $ 2,025,207
------------   ------------   -----------                                             -------------   ------------
$     2,545                   $    2,545        6 Interest                            $     12,890
------------   ------------   -----------                                             -------------   ------------
$       120                   $      120        7 Other Income:___________            $      3,954
------------   ------------   -----------                                             -------------   ------------
                              $        -        8 ________________________
------------   ------------   -----------                                             -------------   ------------
$         -                   $        -        9 ________________________
------------   ------------   -----------                                             -------------   ------------
$ 1,863,776    $ 1,883,872    $  (20,096)      10     Total Revenues                  $ 23,787,785    $ 2,025,207
------------   ------------   -----------                                             -------------   ------------
                                                 Expenses:
$    55,481    $    50,000    $   (5,481)      11 Compensation to Owner(s)/Officer(s) $    786,673    $    55,000
------------   ------------   -----------                                             -------------   ------------
$   108,186    $   131,726    $   23,540       12 Salaries                            $  1,383,934    $   120,566
------------   ------------   -----------                                             -------------   ------------
                              $        -       13 Commissions                         $          -
------------   ------------   -----------                                             -------------   ------------
$    11,387                   $  (11,387)      14 Contract Labor                      $     85,293
------------   ------------   -----------         Rent/Lease:                         -------------   ------------
                              $        -       15   Personal                          $     34,751
------------   ------------   -----------                                             -------------   ------------
$   575,772    $   642,904    $   67,132       16   Real Property (See Note 2)        $  7,836,178    $   630,646
------------   ------------   -----------                                             -------------   ------------
$    16,711                   $  (16,711)      17 Insurance                           $    513,034
------------   ------------   -----------                                             -------------   ------------
$    53,575                   $  (53,575)      18 Management Fees (Credit Cd.         $    695,960
------------   ------------   -----------         Processing)                         -------------   ------------
$   159,256    $   166,913    $    7,657       19 Depreciation & Amortization         $  2,210,265    $   164,277
------------   ------------   -----------         Taxes:                              -------------   ------------

               ------------                                                           -------------   ------------
                              $        -       20   Employer Payroll Taxes            $    184,615
------------   ------------   -----------                                             -------------   ------------
$    33,808                   $  (33,808)      21   Real Property Taxes               $    481,339
------------   ------------   -----------                                             -------------   ------------
                              $        -       22   Other Taxes                       $     30,622
------------   ------------   -----------                                             -------------   ------------
$   185,284    $   169,468    $  (15,816)      23 Advertising                         $  2,234,064    $   148,347
------------   ------------   -----------                                             -------------   ------------
$    12,592    $   176,760    $  164,168       24 G&A                                 $    307,663    $   153,909
------------   ------------   -----------                                             -------------   ------------
$       372    $     5,892    $    5,520       25 Interest                            $    262,226    $    18,000
------------   ------------   -----------                                             -------------   ------------
$    14,367                   $  (14,367)      26 Other Expenses: Legal fees & Audit  $    272,493
------------   ------------   -----------                                             -------------   ------------
$     8,036                   $   (8,036)      27 Professional Fees                   $    320,444
------------   ------------   -----------                                             -------------   ------------
$    10,683                   $  (10,683)      28 Travel Expenses/Meals/ Ent          $    121,303
------------   ------------   -----------                                             -------------   ------------
$     2,382                   $   (2,382)      29 Storage                             $     57,883
------------   ------------   -----------                                             -------------   ------------
$   225,139    $   189,148    $  (35,991)      30 Others (See Note 3)                 $  2,779,199    $   193,253
------------   ------------   -----------                                             -------------   ------------
$   219,986    $   236,927    $   16,941       31 Utilities                           $  2,913,738    $   222,595
------------   ------------   -----------                                             -------------   ------------
$    76,742    $    82,281    $    5,539       32 Repairs & Maintenance               $  1,151,908    $    84,193
------------   ------------   -----------                                             -------------   ------------
$     5,402                   $   (5,402)      33 License & Permits                   $     72,604
------------   ------------   -----------                                             -------------   ------------
                              $        -       34 ________________________
------------   ------------   -----------                                             -------------   ------------
$ 1,775,162    $ 1,852,020    $   76,858       35     Total Expenses                  $ 24,736,188    $ 1,772,786
------------   ------------   -----------                                             -------------   ------------
$    88,614    $    31,852    $   56,762       36 Subtotal                            $   (948,403)   $   252,421
------------   ------------   -----------                                             -------------   ------------
                                                  Reorganization Items:
                                                                                      -------------   ------------
$  (206,938)   $  (215,211)   $   (8,273)      37 Professional Fees                   $ (2,780,244)   $  (215,211)
------------   ------------   -----------                                             -------------   ------------
               $         -    $        -       38 Provisions for Rejected Executory   $          -    $         -
------------   ------------   -----------         Contracts                           -------------   ------------

               $         -    $        -       39 Interest Earned on Accumulated Cash $          -    $         -
------------   ------------   -----------         from Resulting Chp 11 Case          -------------   ------------

$  (190,308)                  $ (190,308)      40 Gain or (Loss) from Sale of         $    845,166
------------   ------------   -----------         Equipment                           -------------   ------------
                              $        -       41 U.S. Trustee Quarterly Fees         $    (13,369)
------------   ------------   -----------                                             -------------   ------------
$   (86,614)   $   (45,000)   $   41,614       42 Store Closure Expenses & Asset      $ (5,215,076)   $   (45,000)
------------   ------------   -----------          Impairment Expenses (See Note 4)   -------------   ------------
                                                                                      -------------   ------------
$  (483,860)   $  (260,211)   $ (223,649)      43     Total Reorganization Items      $ (7,163,523)   $  (260,211)
------------   ------------   -----------                                             -------------   ------------
$  (395,246)   $  (228,359)   $ (166,887)      44 Net Profit (Loss) Before Federal &  $ (8,111,926)   $    (7,790)
------------   ------------   -----------         State Taxes                         -------------   ------------
                              $        -       45 Federal & State Income Taxes        $        330    $         -
------------   ------------   -----------                                             -------------   ------------
$  (395,246)   $  (228,359)   $ (166,887)      46 Net Profit (Loss)                   $ (8,112,256)   $    (7,790)
============   ============   ===========                                             =============   ============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                      Notes to the Statement of Operations
                                      as of
                                  June 12, 2005

Notes:

(1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

(2) Real Property                        Amount
                                       ---------
    Rent Expense                        462,125
    Common Ground Maintenance           113,647
                                       ---------
    Total                               575,772

(3) Other Admin                          Amount
                                       ---------
    Deposits Over/Short                     230
    Cash Over                            (1,053)
    Cash Short                            1,899
    Freight, Express, Cartage             3,526
    Services                             65,158
    Supplies                            100,891
    Misc. Operating Expense                 674
    Auto Related Expense                 13,583
    Auto Incentive
    Bank Charges                          8,717
    Penalties & Late fees                   185
    Payroll Processing Fees               3,831
    Real Time Fees                        4,038
    Royalty Fees                          5,971
    Recruiting                            6,650
    Asset Write Off
    Management Training & Development    10,839
                                       ---------
    Total                               225,139

(4) The $521,282 incurred during period 13 primarily reflects non-cash asset impairment charges for certain stores in accordance with Statement of Financial Accounting Standards No. 144.


                                                   ORIGINAL                   NEW
                                                Period 13 - 2004  CHANGE  Period 13 -2004
                                                -----------------------------------------

Net Sales                                            4,741,695          -   4,741,695
less: Cost of Goods Sold                             2,803,976   (128,515)  2,675,461
Gross Profit                                         1,937,719    128,515   2,066,234
                                                --------------------------------------
      Total Revenues                                 1,937,719    128,515   2,066,234

Expenses not affected by the changes                 1,301,266          -   1,301,266
Depreciation & Amortization                            233,563    (34,783)    198,780
G&A                                                    282,568     14,268     296,836
Others                                                  28,060     31,992      60,052
                                                --------------------------------------
      Total Expenses                                 1,845,457     11,477   1,856,934

Professional Fees                                     (291,444)   (51,448)   (342,892)
Gain/Loss from Sale of Equipment                         1,371          -       1,371
Store Closure Expenses & Asset Impairment Expenses    (521,282)  (329,266)   (850,548)
                                                --------------------------------------
       Total Reorganization Items                     (811,355)  (380,714) (1,192,069)
                                                --------------------------------------
Net Profit (Loss) Before Federal & State Taxes        (719,093)  (263,676)   (982,770)
                                                --------------------------------------

Federal & State Income Taxes                             3,200          -       3,200
                                                --------------------------------------
Net Profit (Loss)                                     (722,293)  (263,676)   (985,970)
                                                ======================================


                                  BALANCE SHEET
                             (General Business Case)
                          For the Month Ended 6/12/05

 Assets

                                               From Schedules    Market Value(1)
                                               --------------    ---------------
  Current Assets

 1  Cash and cash equivalents - unrestricted                     $    2,440,688
                                                                 ---------------
 2  Cash and cash equivalents - restricted
                                                                 ---------------
 3  Accounts receivable (net)                         A          $       93,880
                                                                 ---------------
 4  Inventory                                         B          $      284,842
                                                                 ---------------
 5  Prepaid expenses                                             $      470,511
                                                                 ---------------
 6  Professional retainers
                                                                 ---------------
 7  Other: Assets Held for Sale                                  $      205,000
           ----------------------------------                    ---------------
 8
    -----------------------------------------                    ---------------
 9      Total Current Assets                                     $    3,494,921
                                                                 ---------------
  Property and Equipment (Market Value)

10  Real property                                     C          $    2,460,458
                                                                 ---------------
11  Machinery and equipment                           D          $    2,060,450
                                                                 ---------------
12  Furniture and fixtures                            D          $    2,130,652
                                                                 ---------------
13  Office equipment                                  D          $       46,444
                                                                 ---------------
14  Leasehold improvements                            D          $    6,601,306
                                                                 ---------------
15  Vehicles                                          D          $          598
                                                                 ---------------
16  Other:                                            D
          -----------------------------------                    ---------------
17                                                    D
    -----------------------------------------                    ---------------
18                                                    D
    -----------------------------------------                    ---------------
19                                                    D
    -----------------------------------------                    ---------------
20                                                    D
    -----------------------------------------                    ---------------

21      Total Property and Equipment                             $   13,299,908
                                                                 ---------------
  Other Assets

22  Loans to shareholders
                                                                 ---------------
23  Loans to affiliates
                                                                 ---------------
24  Deposits (See Note 4)                                        $      793,972
    -----------------------------------------                    ---------------

25  Intangible                                                   $      156,444
    -----------------------------------------                    ---------------
26
    -----------------------------------------                    ---------------
27
    -----------------------------------------                    ---------------

28      Total Other Assets                                       $      950,415
                                                                 ---------------
29      Total Assets                                             $   17,745,243
                                                                 ===============


NOTE:
     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             Liabilities and Equity
                             (General Business Case)

Liabilities From Schedules

  Post-Petition

    Current Liabilities

30  Accrued salaries and wages                                   $    1,123,583
                                                                 ---------------
31  Payroll taxes
                                                                 ---------------
32  Real and personal property taxes
                                                                 ---------------
33  Income taxes
                                                                 ---------------
34  Sales taxes payable                                          $      609,013
                                                                 ---------------
35  Notes payable (short term)
                                                                 ---------------
36  Accounts payable (trade)                          A          $      589,954
                                                                 ---------------
37  Real property lease arrearage
                                                                 ---------------
38  Personal property lease arrearage
                                                                 ---------------
39  Accrued professional fees                                    $    1,154,417
                                                                 ---------------
40  Current portion of long-term post-petition debt (due within
    12 months)
                                                                 ---------------
41  Other: Other Accrued Expense (Note 2)                        $    3,142,884
           ----------------------------------                    ---------------
42
    -----------------------------------------                    ---------------
43
    -----------------------------------------                    ---------------
44      Total Current Liabilities                                $    6,619,851
                                                                 ---------------
45  Long-Term Post-Petition Debt, Net of Current Portion         $    1,557,588
                                                                 ---------------
46      Total Post-Petition Liabilities                          $    8,177,439
                                                                 ---------------
  Pre-Petition Liabilities (allowed amount)

47  Secured claims                                    F          $    2,659,324
                                                                 ---------------
48  Priority unsecured claims                         F          $      725,139
                                                                 ---------------
49  General unsecured claims                          F          $    2,552,891
                                                                 ---------------
53  Other Accrued Expense (Note 2)                               $    4,937,274
                                                                 ---------------
    Long Term Liabilities (Note 3)                               $      108,941
                                                                 ---------------
55  Total Pre-Petition Liabilities                               $   10,983,569
                                                                 ---------------
56  Total Liabilities                                            $   19,161,008
                                                                 ---------------
  Equity (Deficit)

57  Retained Earnings/(Deficit) at time of filing                $  (41,222,569)
                                                                 ---------------
58  Common/Preferred Stock                                       $    5,181,223
                                                                 ---------------
59  Additional paid-in capital                                   $   42,737,837
                                                                 ---------------
60  Cumulative profit/(loss) since filing of case                $   (8,112,256)
                                                                 ---------------
61  Post-petition contributions/(distributions) or (draws)
                                                                 ---------------
62  Market value adjustment
                                                                 ---------------
63      Total Equity (Deficit)                                   $   (1,415,765)
                                                                 ---------------
64  Total Liabilities and Equity (Deficit)                       $   17,745,243
                                                                 ===============

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                           Notes to the Balance Sheet
                                      as of
                                  June 12, 2005

Note:
-----

(1) Book value.

(2)              The following is a list of Other Accrued Expenses:           Pre & Post- Petition Pre-Petition Post-Petition
                                                                              --------------------  ----------- -------------

                 23010 Workers' Comp Payable                                             814,984            -      814,984
                 23030 Accrued Credit Card Proc Fees                                      12,265            -       12,265
                 23040 Accrued Bank Charges                                               17,134            -       17,134
                 23050 Gift Certificate Allowance                                        615,759            -      615,759
                 23070 Food Credit Liability                                             533,735            -      533,735
                 23110 Accrued Payroll Processing Fee                                        873            -          873
                 23120 Closed Restaurants Payable  (502(b)(6)) estimate                4,370,779    4,370,779            -
                 23121 Store Closure Reserve                                              (9,543)           -       (9,543)
                 23125-6 Accrued Rent                                                    546,501      297,439      249,062
                 23130 Other Accrued Liabilities                                         158,004            -      158,004
                 23140 Accrued Fees-Finance                                               39,497            -       39,497
                 23150 Accrued Fees-Legal                                                 29,046            -       29,046
                 23170 Accrued Fees-Audit                                                 90,152            -       90,152
                 23180 Accrued Fees-Tax                                                   22,468            -       22,468
                 23200 Accrued Fees-Employee Litigati                                     18,150            -       18,150
                 23210 Accrued Fees-Executive                                             26,066            -       26,066
                 23225 Accrued Auto                                                            -            -            -
                 23240 Accrued Health Insurance-GW                                       104,617            -      104,617
                 23250 Accrued Insurance                                                  25,406            -       25,406
                 23300 Advertising Accrual                                                33,854            -       33,854
                 23350 Interest Payable - Loc                                             28,428        1,649       26,779
                 23360 Interest Payable                                                   23,976       21,101        2,875
                 23390 Accrued Janitorial Expense                                              -            -            -
                 23400 Accrued Utilities                                                 254,958      126,577      128,381
                 23410 Accrued Property Taxes                                            288,088       63,147      224,941
                 23420 Accrued Cam                                                       34,961       56,582       (21,621)
                                                                                         -------      -------      --------
                 Total Other Accrued Expenses                                        $ 8,080,158  $ 4,937,274  $ 3,142,884

                                                                                Combined Amount
(3)              The following is a list of Long Term Liabilities             Pre & Post-Petition Pre-Petition Post-Petition
                                                                              ------------------- ------------ -------------

                 24320 Deferred Rent                                                   1,341,089            -    1,341,089
                 24340 Deferred Gain On Sale                                             149,084            -      149,084
                 24350 Other Non-Current Liabilities                                      67,415            -       67,415
                 24390 Notes Payable-Long Term                                           108,941      108,941            -
                                                                                              -            -            -
                                                                                              --           --           -
                 Total Long Term Liabilities                                         $ 1,666,529      108,941    1,557,588

(4)              Deposits                                            Amount
                                               ----------------------------

                 Rent Deposit                                       167,321
                 Alcohol Deposit                                      2,350
                 Other Deposit                                      590,252
                 Utility Deposit                                     34,049
                                               ----------------------------
                 Total Deposit                                      793,972

(5)             Adjustments were made to Period 13 due to year end.  Below are the changes in detail:
                                                                                   ORIGINAL                       NEW
                                                                               Period 13 -2004      CHANGE    Period 13 -2004
                                                                              -----------------------------------------------

                 Cash                                                                  2,357,246    105,952      2,463,198
                 Accounts Receivable                                                      95,176                    95,176
                 Assets Held for Sale                                                  3,294,818   (350,000)     2,944,818
                 Inventory                                                               358,933                   358,933
                 Prepaid Expenses                                                        239,864                   239,864
                 Property & Equipment                                                 14,365,088      7,880     14,372,968
                 Deposits                                                                872,931    (51,448)       821,483
                 Other Assets                                                            164,992          -        164,992
                                                                              ---------------------------------------------
                 Total Assets                                                       $ 21,749,048 $ (287,616)   $21,461,432
                                                                              =============================================

                                                                                   ORIGINAL                       NEW
                                                                               Period 13 -2004      CHANGE    Period 13 -2004
                                                                              ---------------------------------------------

                 Accounts Payable                                                      3,270,444     90,309      3,360,753
                 Salaries and Wages Payable                                            1,589,572    (59,516)     1,530,056
                 Sales Tax Payable                                                       911,865          -        911,865
                 Store Closure Reserve                                                 3,938,300          -      3,938,300
                 Other Accrued Liabilities                                             4,916,013    (54,732)     4,861,281
                 Current Portion                                                       4,722,159          -      4,722,159
                 Long Term Liabilities                                                 2,085,688          -      2,085,688
                 Equity                                                                  315,007   (263,677)        51,330
                                                                              ---------------------------------------------
                 Total Liab & Equity                                                $ 21,749,048 $ (287,616)   $21,461,432
                                                                              =============================================



Fresh Choice, Inc.
Payments to Officers
Period 13, 2004

                                      Date                      Gross           Car Allowance          Total
---------------------------------------------------------------------------------------------------------------------

Pertl, David              May 20, 2005 & June 3, 2005            $ 14,461.52        $ 1,107.69           $ 15,569.21

O'Shea, Tim               May 20, 2005 & June 3, 2005            $ 15,384.60        $ 1,384.62           $ 16,769.22

Miller, Joan              May 20, 2005 & June 3, 2005            $ 12,419.90               $ -           $ 12,419.90

Freedman, Tina            May 20, 2005 & June 3, 2005             $ 9,615.38        $ 1,107.69           $ 10,723.07

---------------------------------------------------------------------------------------------------------------------

Total                                                            $ 51,881.40        $ 3,600.00           $ 55,481.40
=====================================================================================================================



Fresh Choice, Inc.
Payments to Professional Fees
Period 13, 2004

                                                       Date                 Amount Paid                Cumulative
----------------------------------------------------------------------------------------------------------------------

Corporate Revitalization Partners                                                                            $ 95,946
Gray, Cary Ware                                                                                             $ 109,783
Huntley, Mullaney & Spargo                   May 20 & June 10, 2005                  $ 5,174                $ 123,292
Pachulski, Stang Ziel                             June 2, 2005                     $ 163,000                $ 431,074
Sulmeyer Kupetz Client Trust                                                                                $ 241,782
XRoads Solutions Group                            June 2, 2005                      $ 68,347                $ 657,964








----------------------------------------------------------------------------------------------------------------------

Total                                                                              $ 236,520              $ 1,659,840
======================================================================================================================



                                            SCHEDULES TO THE BALANCE SHEET
                                               (General Business Case)
                                                      Schedule A
                                        Accounts Receivable and (Net) Payable

                                                     Accounts Receivable      Accounts Payable          Past Due
Receivables and Payables Agings                   (Pre and Post-petition)     (Post -petition)     Post Petition Debt
                                                  ------------------------ ---------------------- --------------------
  0 -30 Days                                                      $93,880               $589,954
                                                  ------------------------ ----------------------
  31-60 Days
                                                  ------------------------ ----------------------
  61-90 Days                                                                                                       $0
                                                                           ---------------------- --------------------
  91+ Days
                                                  ------------------------ ----------------------
  Total accounts receivable/payable-(see note 1)                  $93,880               $589,954
                                                  ------------------------ ======================
  Allowance for doubtful accounts
                                                  ------------------------
  Accounts receivable (net)                                       $93,880
                                                  ========================

                                                       Schedule B
                                              Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)                                 Cost of Goods Sold
---------------------------------------------------------          -------------------------------------
                                          Inventory(ies)
                                            Balance at
                                           End of Month            Inventory Beginning of Month                $275,037
                                                                                                           =============
                                                                   Add -
  Retail/Restaurants                                                 Net purchase
   -                                                                                                         $1,045,146
                                                                                                           -------------
    Product for                                                      Direct labor
     resale                                     $284,842                                                     $1,438,756
                                -------------------------                                                  -------------
                                                                     Manufacturing overhead
                                                                                                           -------------
  Distribution -                                                     Freight in
                                                                                                           -------------
    Products for                                                     Other:
     resale                                                                                                          $0
                                -------------------------                                                  -------------
                                                                                                                     $0
                                                                   --------------------------------------- -------------
  Manufacturer -
                                                                   --------------------------------------- -------------
    Raw
     Materials
                                -------------------------
    Work-in-progress                                               Less -
                                -------------------------
    Finished                                                         Inventory End of Month
     goods                                                                                                     $284,842
                                -------------------------                                                  -------------
                                                                     Shrinkage
                                                                                                           -------------
  Other -                                                            Personal Use
   Explain
                                -------------------------                                                  -------------
  Uniforms
  ----------
                                                                   Cost of Goods Sold                        $2,474,097
  ----------                                                                                               =============
      TOTAL                                     $284,842
                                =========================


    Method of Inventory Control                                     Inventory Valuation Methods
    Do you have a functioning perpetual inventory system?           Indicate by a checkmark method of inventory used.
                        Yes  X    No
                           ----      ----
    How often do you take a complete physical inventory?            Valuation methods -
                                                                        FIFO cost
                                                                                                                     ---
      Weekly                                                            LIFO cost
                                                             ----                                                    ---
      Monthly                                                 X         Lower of cost or market
                                                             ----                                                    ---
      Quarterly                                                         Retail method
                                                             ----                                                    ---
      Semi-annually                                                     Other                                         X
                                                             ----                                                    ---
      Annually                                                            Explain
                                                             ----
Date of last physical inventory was        June 12, 2005            Standard Cost, with updates every month before
                                           -----------------         inventory
                                                                    ----------------------------------------------------

                                                                    ----------------------------------------------------
Date of next physical inventory is         July 10, 2005
                                           ----------------         ----------------------------------------------------

Note:

(1) Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.


                                             Schedule C
                                            Real Property

Description                                                              Cost               Market Value(1)
                                                                -------------------- ----------------------
     Land                                                                        $-                     $-
     ---------------------------------                          -------------------- ----------------------
     Building                                                            $3,839,333             $3,839,333
     ---------------------------------                          -------------------- ----------------------
     Accumulation Depreciation                                          $(1,378,875)           $(1,378,875)
     ---------------------------------                          -------------------- ----------------------

     ---------------------------------                          -------------------- ----------------------

     ---------------------------------                          -------------------- ----------------------

     ---------------------------------                          -------------------- ----------------------
     Total                                                              $ 2,460,458             $2,460,458
                                                                ==================== ======================



                                   Schedule D
                            Other Depreciable Assets
Description                                                               Cost            Market Value(1)
                                                                          -----           ---------------
Machinery & Equipment -
      Kitchen Equipment                                                 $ 8,376,567            $ 8,376,567
      --------------------------------------------                   ---------------    -------------------
      Equipment in Progress                                               $ 128,741              $ 128,741
      --------------------------------------------                   ---------------    -------------------
      Computer Equipment                                                $ 1,604,410            $ 1,604,410
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                        $ (8,049,268)          $ (8,049,268)
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,060,450            $ 2,060,450
                                                                     ===============    ===================
Furniture & Fixtures -
      Furniture & Fixtures                                              $ 7,012,112            $ 7,012,112
      --------------------------------------------                   ---------------    -------------------
      Construction Fixtures in Progress                                    $ 33,544               $ 33,544
      --------------------------------------------                   ---------------    -------------------
      Smallwares                                                        $ 1,030,169            $ 1,030,169
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                        $ (5,945,173)          $ (5,945,173)
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,130,652            $ 2,130,652
                                                                     ===============    ===================
Office Equipment -
      --------------------------------------------
      Office Equipment                                                    $ 200,842              $ 200,842
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                          $ (154,398)            $ (154,398)
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                                $ 46,444               $ 46,444
                                                                     ===============    ===================
Leasehold Improvements -
      Leasehold Improvement                                            $ 14,039,731           $ 14,039,731
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                        $ (7,438,425)          $ (7,438,425)
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 6,601,306            $ 6,601,306
                                                                     ===============    ===================
Vehicles -
      Vehicles                                                             $ 17,344               $ 17,344
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                           $ (16,746)             $ (16,746)
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                                   $ 598                  $ 598
                                                                     ===============    ===================



Note:

  (1)Book Value.




                                                              Schedule E
                                                     Aging of Post-Petition Taxes
                                              (As of End of the Current Reporting Period)
Taxes Payable                           0-30 Days            31-60 Days         61-90 Days        91+ Days             Total
                                        ---------            ----------         ----------        --------             -----
Federal
        Income Tax Withholding               $ 162,984                                                                  $ 162,984
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        FICA - Employee                                                                                                       $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        FICA - Employer                                                                                                       $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        Unemployment (FUTA)                                                                                                   $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        Income                                                                                                                $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        Other (Attach List)                                                                                                   $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
Total Federal Taxes                          $ 162,984                  $ -               $ -              $ -          $ 162,984
                                   --------------------   ------------------ ----------------- ----------------   ----------------
State and Local
        Income Tax Withholding                                                                                                $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        Unemployment (UT)                                                                                                     $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        Disability Insurance (DI)                                                                                             $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        Empl. Training Tax (ETT)                                                                                              $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        Sales                                $ 609,013                                                                  $ 609,013
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        Excise                                                                                                                $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        Real property                         $ 33,808                                                                   $ 33,808
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        Personal property                                                                                                     $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        Income                                                                                                                $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
        Other (Attach List)                                                                                                   $ -
                                   --------------------   ------------------ ----------------- ----------------   ----------------
Total State & Local Taxes                    $ 642,821                  $ -               $ -              $ -          $ 642,821
                                   --------------------   ------------------ ----------------- ----------------   ----------------
Total Taxes                                  $ 805,805                  $ -               $ -              $ -          $ 805,805
                                   ====================   ================== ================= ================   ================








                                                     Schedule F
                                              Pre-Petition Liabilities
                                                                                                   Allowed
List Total Claims For Each Classification (1)                    Claimed Amount                  Amount (b)
---------------------------------------------            ------------------------------- ---------------------------
     Secured claims  (a)                                                     $2,659,324
                                                         ------------------------------- ---------------------------
     Priority claims other than taxes                                          $268,587
                                                         ------------------------------- ---------------------------
     Priority tax claims                                                       $456,552
                                                         ------------------------------- ---------------------------
     General unsecured claims                                                $2,552,891
                                                         ------------------------------- ---------------------------

    (a) List total amount of claims even it under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and
        $3,000,000 as the Allowed Amount.


                     Schedule G  -  Rental Income Information - Not applicable to General Business Cases

                                                         Schedule H
                                Recapitulation of Funds Held as of 06/12/05

                                                 Account 1         Account 2             Account 3             Account 4
                                              ----------------    ------------    ------------------------ -----------------
Bank                                          Wells Fargo         Wells Fargo     Wells Fargo              Bank of America
                                              ----------------    ------------    ------------------------ -----------------
Account Type                                  Concentration       Money Market    Benefits ACH Pmt.        Disbursement
                                              ----------------    ------------    ------------------------ -----------------
Account No.                                   4038-832325         12576708        4945091882               7313400466
                                              ----------------    ------------    ------------------------ -----------------
Account Purpose                               General             Investment      Payroll                  Gifs Certificates
                                              ----------------    ------------    ------------------------ -----------------
Balance, End of Month                               $2,231,048      $ 510,085                      $1,555              $362
                                              ----------------    ------------    ------------------------ -----------------


                                                 Account 5         Account 6             Account 7              Account
                                              ----------------    ------------    ------------------------ -----------------
Bank                                          Wells Fargo         Wells Fargo     Wells Fargo              Cash in Registers
                                              ----------------    ------------    ------------------------ -----------------
Account Type                                  Accounts Payable    Payroll         Disbursement             and on hand
                                              ----------------    ------------    ------------------------ -----------------
Account No.                                   412-1020184         403-8832366     403-8832408
                                              ----------------    ------------    ------------------------ -----------------
Account Purpose                               A/P ZBA             Payroll ZBA     Gifts Certificates
                                              ----------------    ------------    ------------------------ -----------------
Balance, End of Month                               $(341,372) (2)   $(84,551) (2)                $50,011            $73,550
                                              ----------------    ------------    ------------------------ -----------------
Total Funds on Hand for all Accounts               $2,440,688
                                              ================
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating
 Report.

Note 1: The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

     2  The negative balance reflects a timing difference.



                       STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                     Increase/(Decrease) in Cash and Cash Equivalents
                           For the Month Ended   06/12/05
                                               ------------


                                                                           Actual             Cumulative
                                                                         Current Month      (Case to Date)
                                                                         -------------      --------------
     Cash Receipts
1          Rent/Leases Collected                                      -----------------    -----------------

2          Cash Received from Sales                                        $ 4,624,392         $ 62,745,065
                                                                      -----------------    -----------------
3          Interest Received                                                   $ 2,545             $ 16,717
                                                                      -----------------    -----------------
4          Borrowings                                                 -----------------    -----------------

5          Funds from Shareholders, Partners, or Other Insiders              $ 250,000            $ 250,000
                                                                      -----------------    -----------------
6          Capital Contributions
                                                                      -----------------    -----------------
7          Proceeds from Sale of Restaurant                                $ 1,110,053          $ 2,731,779
           --------------------------------------------               -----------------    -----------------

8          --------------------------------------------               -----------------    -----------------

9          --------------------------------------------               -----------------    -----------------

10         --------------------------------------------               -----------------    -----------------

11         --------------------------------------------               -----------------    -----------------

12              Total Cash Receipts                                        $ 5,986,990         $ 65,743,560
                                                                      -----------------    -----------------
     Cash Disbursements
13         Payments for Inventory                                            2,782,557         $ 36,951,984
                                                                      -----------------    -----------------
14         Selling                                                             132,046          $ 1,856,719
                                                                      -----------------    -----------------
15         Administrative                                                      130,134          $ 1,954,751
                                                                      -----------------    -----------------
16         Capital Expenditures                                                 58,816            $ 284,453
                                                                      -----------------    -----------------
17         Principal Payments on Debt                                        $ 259,567          $ 2,296,517
                                                                      -----------------    -----------------
18         Interest Paid                                                      $ 32,321            $ 185,711
                                                                      -----------------    -----------------
           Rent/Lease:
19              Personal Property                                     -----------------    -----------------

20              Real Property                                                  615,346          $ 7,219,871
                                                                      -----------------    -----------------
           Amount Paid to Owner(s)/Officer(s)
21              Salaries                                                        55,481            $ 764,219
                                                                      -----------------    -----------------

22              Draws                                                 -----------------    -----------------

23              Commissions/Royalties                                 -----------------    -----------------

24              Expense Reimbursements                                          11,047            $ 133,839
                                                                      -----------------    -----------------

25              Other                                                 -----------------    -----------------
26         Salaries/Commissions (less employee withholding)                     80,772          $ 1,128,601
                                                                      -----------------    -----------------

27         Management Fees                                            -----------------    -----------------
           Taxes:
28              Employee Withholding                                           239,484          $ 2,996,109
                                                                      -----------------    -----------------
29              Employer Payroll Taxes                                         143,244          $ 1,817,273
                                                                      -----------------    -----------------
30              Real Property Taxes                                             33,808            $ 439,209
                                                                      -----------------    -----------------
31              Other Taxes Sales Taxes                                        350,503          $ 4,389,140
                                                                      -----------------    -----------------

32         Other Cash Outflows:                                       -----------------    -----------------
33              Credit Card fees                                                53,575            $ 627,712
                ---------------------------------------               -----------------    -----------------
34              Adjust. to Beg. Cash Balance                                                     $ (108,601)
                ---------------------------------------               -----------------    -----------------
35              Reorganization-Professional Fees                             $ 236,520          $ 1,659,840
                ---------------------------------------               -----------------    -----------------
36              Reorganization-US Trustee Fees                                                     $ 30,000
                ---------------------------------------               -----------------    -----------------

37              ---------------------------------------               -----------------    -----------------

38              Total Cash Disbursements:                                  $ 5,215,222         $ 64,627,348
                                                                      -----------------    -----------------
39   Net Increase (Decrease) in Cash                                         $ 771,768          $ 1,116,213
                                                                      -----------------    -----------------
41   Cash Balance, Beginning of Period                                     $ 1,668,920          $ 1,324,475
                                                                      -----------------    -----------------
43   Cash Balance, End of Period                                           $ 2,440,688          $ 2,440,688
                                                                      =================    =================


